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                                                                   Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-4 of Marquee Holdings Inc. of our report dated February 7, 2005, relating to the financial statements of Marquee Holdings Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Kansas City, Missouri
May 11, 2005